UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2006
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             Securitized Asset Backed Receivables LLC Trust 2006-FR4
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                         (Exact name of issuing entity)

                    Securitized Asset Backed Receivables LLC
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              (Exact name of depositor as specified in its charter)

                               Sutton Funding LLC
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               (Exact name of sponsor as specified in its charter)

         Delaware                 333-138183-02               37-1472598
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation              File Number               Identification
      of depositor)             of issuing entity)          No. of depositor)

200 Park Avenue, New York, New York                              10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code (212) 412-4000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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      On December 12, 2006, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2006-FR4 Mortgage Pass-Through Certificates, Series 2006-FR4 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Fremont Investment & Loan, as responsible party, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer, Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, National Association, as custodian. The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $638,832,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of December 11, 2006, by and between the Depositor and the Underwriter.

      In connection with the issuance and sale to the Underwriter of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 12, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 12, 2006 (included as part of Exhibit 5).

Exhibit 23 Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 12, 2006                SECURITIZED ASSET BACKED RECEIVABLES
                                         LLC


                                       By:   /s/ Paul Menefee
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                                          Name:  Paul Menefee
                                          Title: Director

                                INDEX TO EXHIBITS
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Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------

5                  Legality Opinion of Cadwalader, Wickersham          (E)
                   & Taft LLP, dated December 12, 2006.

8                  Tax Opinion of Cadwalader, Wickersham &             (E)
                   Taft LLP, dated December 12, 2006 (included as part of Exhibit 5).

23                 Consent of Cadwalader, Wickersham & Taft            (E)
                   LLP (included as part of Exhibit 5).